ANGEL OAK MULTI-STRATEGY INCOME FUND

a series of Valued Advisers Trust

Class C

January 20, 2015

Supplement to the

Prospectus and Statement of Additional Information (“SAI”)

dated May 30, 2014, as previously supplemented

Effective at the close of business on April 2, 2015 (the “Exchange Date”), the outstanding Class C shares of the Angel Oak Multi-Strategy Income Fund (the “Fund”) will be exchanged for Class A shares of the Fund (the “Class Exchange”). The Class Exchange will be completed based on the share classes’ relative net asset values on April 2, 2015, without the imposition of any sales charge or any other charge. The Fund is conducting the Class Exchange because Class C share assets have not achieved sufficient levels to make the ongoing operations of the class economically sustainable for the Fund. As a result of the Class Exchange, shareholders holding Class C shares of the Fund as of the Exchange Date will benefit from the Class A shares’ reduced shareholder fees and annual fund operating expenses relative to the Class C shares.

While the Fund offers both Class C and Class A shares, the Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Please consult the Fund’s Prospectus for full details on the differences between the classes. The following table compares some of the features of Class C shares and Class A shares:

Feature	Class A	Class C
Sales Charges	Class A shares are purchased at net asset value, plus an initial sales charge. Class A shares received as a result of the Class Exchange will not be subject to any sales charge.

Class C shares are purchased at net asset value without deducting a sales charge. If you redeem your Class C shares within 12 months of purchase, you will be subject to a 1.00% contingent deferred sales charge (“CDSC”), based on the lower of the shares’ cost or current net asset value.

Holders of Class C shares as of the Exchange Date will not be subject to a CDSC on such Class C shares or on the Class A shares received as a result of the Class Exchange, regardless of whether such Class C shares were held for 12 months prior to the Exchange Date.

Distribution and Service (12b-1) Fees	Class A shareholders pay annual 12b-1 fees of 0.25% of Class A average daily net assets.	Class C shareholders pay annual 12b-1 fees of 1.00% of Class C average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders).

The Class Exchange is intended to be tax-free, meaning that the Fund’s Class C shareholders will become Class A shareholders without realizing any gain or loss for federal tax purposes. All Class C shareholders as of the Exchange Date will benefit from the Class Exchange, and as a result, all Class C shares of the Fund will be exchanged for Class A shares as of the Exchange Date.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.